UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

Lehman ABS Corporation (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Lehman ABS Corporation Home Equity Loan Trust, Series 2005-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-116432 (Commission File Number)	13-3447441 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Lehman ABS Corporation Home Equity Loan Trust 2005-1, Home Equity Loan Asset Backed Notes, Series 2005-1, which was made on May 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.03 of the Transfer and Servicing Agreement for the distribution on May 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE TRANSFER AND SERVICING AGREEMENT ON BEHALF OF LEHMAN ABS CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: May 31, 2005
Lehman ABS Corporation
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Administrator:
Stefanie Edwards 312.904.8975
stefanie.edwards@abnamro.com
Analyst:
James Macmillan 714.259.6217
james.macmillan@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary HELOC
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LABS0051
LABS0051_200505_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
11-Mar-05
25-Mar-05
25-Sep-34
Parties to The Transaction
Depositor: Lehman ABS Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.131979%
3.020000%
3.090000%
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Lehman ABS Corporation
Home Equity Loan Asset-Backed Notes
Series 2005-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
REMIC Classes
Statement Date:
ABN AMRO Acct: 722413.1
885.106514181
61.078869441
0.000000000
824.027644740
2.360284046
3.270000000%
0.00
0.00
0.000000000
3.20000000%
0.000000000
525170CG9
A
259,500,000.00
15,849,966.62
0.00
213,835,173.81
612,493.71
229,685,140.43
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
N/A
0.00
0.00
0.000000000
3.20000000%
0.000000000
9ABSU1290
L
0.00
0.00
0.00
0.00
0.00
0.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.016667659
6.090000000%
0.00
0.00
0.000000000
6.02000000%
0.000000000
525170CC8/U52370AA8
M-1
3,358,000.00
0.00
0.00
3,358,000.00
16,845.97
3,358,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.016665588
6.090000000%
0.00
0.00
0.000000000
6.02000000%
0.000000000
525170CD6/U52370AB6
M-2
3,089,000.00
0.00
0.00
3,089,000.00
15,496.48
3,089,000.00
889.010348945
0.000000000
0.000000000
830.008280596
3.135184283
0.00
842,217.36
3.135184283
N/A
0.000000000
N
525170CE4/525170CF1
B
268,634,084.59
0.00
0.00
222,968,514.66
842,217.36
238,818,481.28
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU3247
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
842,217.36
265,947,000.00
236,132,140.43
17,337,020.14
Total
220,282,173.81
15,849,966.62
0.00
1,487,053.52
23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Deferred Interest (-)
Gross Delinquent Interest (-)
35,370.19
0.00
Less Other Interest Adjustment (-)
0.00
Total
1,521,515.25
Unscheduled Interest:
 Prepayment Penalties (+)
0.00
Other Interest Proceeds (+)
0.00
Total
0.00
Fees & Expenses Paid By/To Servicer
Fee Paid To Servicer (-)
Fee Strips Paid by Servicer (- )
Recoup of Prior Advances (-)
Misc. Fees & Expenses (-)
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee (-)
Fee Strips (-)
Misc. Fees (-)
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
 Scheduled Principal
Delinquent Scheduled Principal
Scheduled Principal
Unscheduled Principal:
 Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Events/Cycles
Managed Amortization Period in Effect
Overcollateralization Summary
Factual Information
0.00
0.00
0.00
0.00
1,519,592.25
0.00
0.00
0.00
32,538.73
0.00
126,351.68
126,351.68
)
(1,784,953.96
17,508,568.90
0.00
0.00
0.00
15,723,614.94
15,849,966.62
17,369,558.87
238,818,841.28
4,763
126,351.68
15,723,614.94
315
0.00
0.00
0
0.00
0
222,968,514.66
4,448
)
(1,923.00
1,487,053.52
Interest Not Advanced (-)
0.00
1,486,145.06
Overcollateralization Amount
Overcollateralization Deficit
Additional Balances
Overcollateralization Release Amt
Add'l Balance Cont'd Amt
Rapid Amortization Period in Effect
Rapid Amortization Event
Master Servicer Termination
Event of Servicer Termination
Specified Overcollateralization Amt
Add'l Balances
Cum Losses (% Orig Pool)
Cum Losses (% Cur Pool)
Cum Losses 12 Mo. Rolling Avg (% Orig Pool)
Six-Month Rolling Delinquency Rate
3 Largest Outstanding Principal Bal.
Insurance Premium (-)
Insurance Premium (-)
Insurer Default
)
(32,538.73
0.00
0.00
No
No
No
No
Yes
No
2,686,340.85
0.00
0.00
2,686,340.85
%
0.00
%
0.00
%
0.00
%
0.11
1,349,901.37
17,337,020.14
Draw on Insurance Policy
0.00
Draws on Line of Credit
Borrower draws
3,136,886.58

23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

Lehman ABS Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Proceeds
Risk Carry-
Shortfalls
Certificate
Method Days
Basis
Remaining
Statement Date:
Distributable
Applied Realized
Remaining
Int. Carry-
forward Amt
Extra
Principal
Agreement
From YM
Deposited
Amount
Prior
In Carry-
Shortfall
0.00
0.00
0.00
A
30
612,493.71
0.00
612,493.71
612,493.71
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
842,217.36
0.00
0.00
B
30
0.00
0.00
842,217.36
842,217.36
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
0.00
0.00
0.00
0.00
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
30
16,845.97
0.00
16,845.97
16,845.97
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-2
30
15,496.48
0.00
15,496.48
15,496.48
Act/360
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
842,217.36
0.00
644,836.16
1,487,053.52 1,487,053.52
0.00
0.00
0.00
0.00
0.00
0.00
23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
1.00
A
2.42%
2.93%
9/25/2034
213,835,173.81
0.00
0.00
229,685,140.43
259,500,000.00
126,351.68
0.00
0.00
0.00
15,723,614.94
L
NA
NA
9/25/2034
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
1.16%
1.40%
9/25/2034
3,358,000.00
0.00
0.00
3,358,000.00
3,358,000.00
0.00
0.00
0.00
0.00
0.00
M-2
0.00%
0.00%
9/25/2034
3,089,000.00
0.00
0.00
3,089,000.00
3,089,000.00
0.00
0.00
0.00
0.00
0.00
B
NA
NA
9/25/2034
222,968,514.66
0.00
0.00
238,818,481.28
268,634,084.59
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
126,351.68
0.00
15,723,614.94
0.00
265,947,000.00
220,282,173.81
236,132,140.43
23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A
525170CG9
AAA
Aaa
AAA
L
9ABSU1290
NR
NR
NR
M-1
525170CC8
BBB-
Ba1
NR
M-2
525170CD6
BB+
Ba3
NR
B
525170CE4
NR
NR
NR

23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
Statement Date:
30 - 59
60 - 89
90 - 119
120 - 149
150 - 179
180 - 269
270+
Bankruptcy
Amount
Foreclosure
Amount
REO Amount
%
0.93
36
%
0.05
%
0.12
%
0.05
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.03
4
6
3.00
0
0
0
0
0
1
(%) Balances
# of Loans
2,064,724.74
116,058.07
75,999.90
0.00
0.00
0.00
0.00
0.00
102,347.03
270,345.19
25-May-05
%
0.70
36
%
0.14
%
0.04
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.03
7
3
0.00
0
0
0
0
0
1
(%) Balances
# of Loans
1,676,911.16
339,492.79
71,327.67
0.00
0.00
0.00
0.00
0.00
0.00
102,347.03
25-Apr-05
%
0.82
34
%
0.04
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
%
0.00
5
0
0.00
0
0
0
0
0
0
(%) Balances
# of Loans
2,106,557.97
113,448.85
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
25-Mar-05

23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-05
25-May-05
25-Apr-05
27-Jun-05
24-May-05
Home Equity Loan Asset-Backed Notes
Series 2005-1
ABN AMRO Acct: 722413.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-May-2005 - 08:09 (U123-U129) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..